The Advisors’ Inner Circle Fund III

FS Multi-Strategy Alternatives Fund

(the “Fund”)

Supplement Dated September 25, 2026 to:

  the Fund’s Summary Prospectus, dated May 1, 2026, as supplemented (the “Summary Prospectus”);
  the Fund’s Prospectus, dated May 1, 2026, as supplemented (the “Prospectus”); and
  the Fund’s Statement of Additional Information, dated May 1, 2026, as supplemented (the “SAI”).

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI, and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

Effective as of October 22, 2026 (the “Effective Date”), Wilshire Advisors LLC ("Wilshire") will be removed as a sub-advisor to the Fund. Wilshire does not have discretionary authority with respect to the Fund's assets and is not responsible for day-to-day portfolio management.

FS Fund Advisor, LLC, as the Fund's investment adviser, will remain responsible for the overall management and operation of the Fund. The Fund's investment objective and principal investment strategies will remain unchanged. Accordingly, all references to Wilshire in the Summary Prospectus, Prospectus, and Statement of Additional Information are deleted as of the Effective Date.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CHI-SK-058-0100